EnerJex Resources, Inc.
27 Corporate Woods, Suite 350
10975 Grandview Drive
Overland Park, Kansas 66210

November 30, 2010

West Coast Opportunity Fund, LLC
Montecito Venture Partners, LLC
Black Sable Energy, LLC
J&J Operating, LLC
c/o West Coast Asset Management, Inc.
ATTN:   Atticus Lowe, CIO
1205 Coast Village Road
Montecito, California 93108

Re:	First Amendment to Binding LOI
Recapitalization of EnerJex Resources, Inc. through Asset Purchases

Gentlemen:

We are writing this letter agreement (the "Amendment") to you in order to memorialize our agreement to amend that certain letter agreement dated October 30, 2010 , which consisted of lettered Paragraphs "A" through "K" (the "Binding LOI"), by and among EnerJex Resources, Inc. (the "Company"), J&J Operating, LLC ("J&J"); West Coast Opportunity Fund, LLC ("WCOF"); Montecito Venture Partners, LLC, a controlled affiliate of WCOF ("MVP"); and Black Sable Energy, LLC, a controlled affiliate of MVP ("BSE") (the Company, J&J, WCOF, MVP and BSE are referred to herein collectively as the "Parties" and individually a "Party").   All capitalized terms that appear in this Amendment and are not defined herein shall have the respective meanings ascribed thereto in the Binding LOI.

Amendment of Binding LOI

The Parties agree as follows:

1.           Extension of Termination Date.   The Termination Date is hereby extended to December 31, 2010.

2.           Ratification.  Except as expressly modified by Paragraph 1, above, the Binding LOI is hereby ratified and confirmed and remains in full force and effect.

3.           Miscellaneous.   The provisions of Paragraph "K" of the Binding LOI shall apply with equal force to this Amendment as if fully set forth herein.

Acceptance

If the terms set forth above are acceptable to you, then please execute and return to me one copy of this Amendment at your first opportunity.

West Coast Opportunity Fund, LLC
Montecito Venture Partners, LLC
J&J Operating, LLC
Black Sable Energy, LLC	2	November 30, 2010

We look forward to hearing from you.

Sincerely,

EnerJex Resources, Inc., a Nevada corporation

By:	/s/ Steve Cochennet
Steve Cochennet, CEO/President

[Signatures of other Parties appear on following page.]

West Coast Opportunity Fund, LLC
Montecito Venture Partners, LLC
J&J Operating, LLC
Black Sable Energy, LLC	3	November 30, 2010

Acceptance

The undersigned agrees to and accepts the foregoing terms and conditions of this Amendment.

West Coast Opportunity Fund, LLC			Montecito Venture Partners, LLC

By	West Asset Management, Inc.,
its Manager

	By:	/s/ Atticus Lowe	By:	/s/ Atticus Lowe
		Atticus Lowe, Chief Investment Officer		Atticus Lowe, Manager

J&J Operating, LLC		Black Sable Energy, LLC

By:	/s/ John Loeffelbein	By:	/s/ Robert Watson
	John Loeffelbein, Member		Robert Watson, Chief Executive Officer